EXHIBIT 99.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER


         In connection with the Annual Report of Monmouth Community Bancorp on Form 10-KSB for the period ended December 31, 2002 (the "Report"), I, James S. Vaccaro, Chief Executive Officer of Monmouth Community Bancorp, do hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:


         (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and,


         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Monmouth Community Bancorp.





Dated: March 27, 2003                              /s/ James S. Vaccaro
                                                   ---------------------------
                                                   James S. Vaccaro
                                                   Chief Executive Officer